UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2026

ANDRETTI ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42268	98-1792547
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Kimball Place, Suite 550, Alpharetta, GA	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 299-2201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	POLEU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	POLE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	POLEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, Andretti Acquisition Corp. II (the “Company”) entered into a Business Combination Agreement, dated as of December 3, 2025 (the “BCA”) with (i) StoreDot Ltd., an Israeli company limited by shares (“StoreDot”), (ii) XFC Battery Ltd., a newly-formed Israeli company limited by shares (“Pubco”), (iii) XFC Israel Merger Sub Ltd., an Israeli company limited by shares and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), and (iv) XFC Cayman Merger Sub, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”).

On February 17, 2026, the Company, StoreDot, Pubco, SPAC Merger Sub and Company Merger Sub entered into a Termination and Release Agreement (“Termination and Release Agreement”) pursuant to which the parties mutually agreed to terminate the BCA in its entirety pursuant to Section 8.1(a) thereof.

Concurrently with the termination of the BCA, each of the Ancillary Agreements (as defined in the BCA) were automatically terminated. As a result, the BCA and Ancillary Agreements are of no further force and effect. In addition, each party released the other parties from any and all liabilities and damages relating to the transaction documents, breaches thereunder and the proposed transactions.

The foregoing summary of the Termination and Release Agreement is qualified in its entirety by the text of the Termination and Release Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Termination and Release Agreement, dated as of February 17, 2026, by and among the Company, StoreDot, Pubco, SPAC Merger Sub and Company Merger Sub.
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDRETTI ACQUISITION CORP. II
Dated: February 17, 2026
	By:	/s/ William M. Brown
	Name:	William M. Brown
	Title:	Chief Executive Officer

2